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                            SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:


         [  ]     Preliminary Proxy Statement

         [  ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [X]      Definitive Proxy Statement
         [  ]     Definitive Additional Materials
         [  ]     Soliciting Material Pursuant to ss. 240.14a-12


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                             Maxim Series Fund Inc.
                (Name of Registrant as Specified in its Charter)

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                      (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

         [X]      No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

                  (1) Title of each class of securities to which transaction applies:

                  (2) Aggregate number of securities to which transaction applies:

                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  (4) Proposed maximum aggregate value of transaction:

                  (5) Total fee paid:

         [  ]     Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1) Amount Previously Paid:

                  (2) Form, Schedule or Registration No.:

                  (3) Filing Party:

                  (4) Date Filed:

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                             Maxim Series Fund, Inc.
                             8515 East Orchard Road
                                  Englewood, CO

                  Maxim Loomis Sayles Corporate Bond Portfolio
                  Maxim Loomis Sayles Small Cap Value Portfolio
                               (the "Portfolios")


                    Notice of Special Meeting of Shareholders
                                October 20, 2000
                                   10:00 a.m.

         A Special Meeting of the shareholders of each Portfolio will be held at 10:00 a.m., October 20, 2000 at 8525 East Orchard Road, Englewood, Colorado, for these purposes:

1. To approve a new Sub-Advisory Agreement with Loomis, Sayles & Company, L.P. for each of the Portfolios; and

2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

         Shareholders of record at the close of business on August 25, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

                                            By order of the Board of Directors,

                                                      /s/ Beverly A. Byrne

                                                     Beverly A. Byrne, Secretary

September 15, 2000

         Please respond. Your vote is important. Please complete, sign, date and return the enclosed proxy card, whether or not you plan to attend the meeting.

                                 PROXY STATEMENT

                             Maxim Series Fund, Inc.
                             8515 East Orchard Road
                                  Englewood, CO

                  Maxim Loomis Sayles Corporate Bond Portfolio
                  Maxim Loomis Sayles Small Cap Value Portfolio
                               (the "Portfolios")

         The Directors of Maxim Series Fund, Inc. (the "Directors") are soliciting proxies from the shareholders of each Portfolio in connection with a Special Meeting of Shareholders of each Portfolio (the "Meeting"). The Meeting has been called to be held on October 20, 2000, at 10:00 a.m., at 8525 East Orchard Road, Englewood, Colorado. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders on or about September 15, 2000. The Directors have fixed the close of business on August 25, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

         The only item of business that the Directors expect will come before the Meeting is approval of a new Sub-Advisory Agreement for each Portfolio (each Portfolio's "New Sub-Advisory Agreement") between GW Capital Management, LLC (the "Adviser"), the investment adviser to Maxim Series Fund, Inc. (the "Fund") and Loomis, Sayles & Company, L.P. (the "Sub-Adviser" or "Loomis Sayles"). As explained below, the proposed New Sub-Advisory Agreement for each Portfolio is identical (except for its date) to the Sub-Advisory Agreement currently in effect for that Portfolio (each Portfolio's "Current Sub-Advisory Agreement").

         The reason the Directors are proposing the New Sub-Advisory Agreement for each Portfolio is that the Current Sub-Advisory Agreement will terminate when the Sub-Adviser's parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM" with the acquisition being referred to as the "Acquisition"). A federal law, the Investment Company Act of 1940 (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds, including sub-advisory agreements such as the Current Sub-Advisory Agreement, automatically terminate when the investment adviser (including sub-advisers such as the Sub-Adviser) or its parent company undergo a significant change of ownership. The Directors have carefully considered the matter, and have concluded that it is appropriate to enter into the New Sub-Advisory Agreement for each Portfolio, so that the Sub-Adviser can continue to manage each Portfolio following the acquisition on the same terms as are now in effect.

         The Acquisition will be consummated only if various conditions are satisfied (or waived by the parties, if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P., Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the Acquisition is not consummated, the New Sub-Advisory Agreement would not be needed because the automatic termination of the Current Sub-Advisory Agreement would not occur.

         Under the Investment Company Act, a Sub-Adviser cannot enter into a New Sub-Advisory Agreement with respect to a Portfolio unless a majority (as defined below) of the shareholders of that Portfolio vote to approve the New Sub-Advisory Agreement. The Meeting is being held to seek shareholder approval of the New Sub-Advisory Agreement. No change in the sub-advisory fee rate paid by the Adviser to the Sub-Adviser with respect to the Portfolio is being proposed.

         Owners of contracts ("Contractowners") issued through the Series Accounts (as that term is defined below) who have allocated contract value to each Portfolio as of the Record Date will be entitled to provide voting instructions with respect to their proportionate interest (including fractional interests) in a Portfolio. Shares of the Portfolios are sold to Maxim Series Account, FutureFunds Series Account, and Retirement Plan Series Account of GWL&A to fund the benefits under variable annuity contracts (the "Contracts") issued by GWL&A. The three series accounts are hereinafter referred to as "the Series Accounts." The shares of the Portfolios are also sold to FutureFunds Series Account II of GWL&A and TNE Series (k) Account to fund certain variable annuity contracts issued by New England Life Insurance Company. FutureFunds Series Account II and TNE Series (k) Account are not registered with the Securities and Exchange Commission and the votes of the shares attributed to Contract owners in FutureFunds Series Account II and TNE Series (k) Account are not being solicited.

         Shares of the Portfolios are owned by the Series Accounts, on behalf of Contractowners. In accordance with it's view of present applicable law, shares of each Portfolio held in the Series Accounts will be voted based on instructions received from Contractowners who have allocated contract value to the Portfolio as of the Record Date. The number of votes which a Contractowner has the right to cast will be determined by applying his/her percentage interest in each Portfolio (held through a Series Account) to the total number of votes attributable to that Portfolio. In determining the number of votes, fractional shares will be recognized. Shares of the Portfolio as to which no timely voting instructions are received and shares owned by FutureFunds Series Account II and TNE Series (k) Account will be voted by GWL&A in proportion to the voting instructions which are received from Contractowners.

         Shares of the Portfolios are also sold to qualified plans. The Directors are also soliciting votes of qualified plans holding Portfolio shares as of the Record Date. Depending on the terms of governing plan documents, participants in certain qualified plans may be given the right to provide voting instructions with respect to their proportionate interest (including fractional interests) in a Portfolio on the matters described herein. For purposes of this Proxy Statement, "Contractowners" and qualified plan participants are also referred to as "shareholders."


         Shareholders of each Portfolio will vote only with regard to the New Sub-Advisory Agreement for their own Portfolio. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

         The Board Directors recommend that the shareholders of each Portfolio vote to approve the New Sub-Advisory Agreement for their Portfolio.

Description of the New Sub-Advisory Agreement


         The New Sub-Advisory Agreement for each Portfolio is identical to the Current Sub-Advisory Agreement for that Portfolio, except that the date of each New Sub-Advisory Agreement will be the date of the consummation of the Acquisition (the "Closing Date"). Appendix A to this Proxy Statement sets forth information about the Current Sub-Advisory Agreement, including the dates of the Current Sub-Advisory Agreement and the advisory fee rates under both the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement. Appendix B to this Proxy Statement contains the form of the Sub-Advisory Agreement. The Current Sub-Advisory Agreement and the New Sub-Advisory Agreement matches the form in Appendix B, except for the dates of the Agreements. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreement, but for a complete understanding of the Agreement you should read Appendixes A and B.

         The New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under the Director's and the Adviser's supervision, will (1) decide what securities to buy and sell for the Portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Portfolio and (3) provide office space and certain administrative services to the Portfolio.

         The New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the Closing Date). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Directors or by vote of a majority of the outstanding voting securities of the relevant Portfolio, and (ii) by vote of a majority of the Directors who are not "interested persons," as that term is defined in the Investment Company Act, of the Fund, the Adviser or the Sub-Adviser (these Directors who are not "interested persons" are referred to below as the "Independent Directors").

         The New Sub-Advisory Agreement may be terminated without penalty (i) by vote of the Directors or by vote of a majority of the outstanding voting securities of the relevant Portfolio, on sixty days' written notice to the Sub-Adviser, (ii) by the Adviser, on ninety days written notice to the Sub-Adviser, or (iii) by the Sub-Adviser, upon ninety days' written notice to the Fund, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser, including a sub-adviser such as Loomis Sayles, or its parent company occur (such as the acquisition of Nvest by CDC AM).

         The New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the relevant Portfolio or its shareholders, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, the New Sub-Advisory Agreement provides that each of the Adviser and the Sub-Adviser shall indemnify the other party and its affiliates and controlling persons for liability incurred by such persons arising out of the indemnifying party's responsibilities to the Portfolio based on (a) the willful misfeasance, bad faith, gross negligence or reckless disregard of duty of the indemnifying party or its employees, affiliates or persons acting on its behalf or (b) material inaccuracies or omissions in the Trust's registration statement made in reliance on information furnished by the indemnifying party.


         Basis for the Directors' Recommendation

         The  Directors  determined  at a  meeting  held on August  23,  2000 to
recommend  that  each   Portfolio's   shareholders   vote  to  approve  the  New
Sub-Advisory Agreement for their Portfolio.

         In coming to this recommendation, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue a Portfolio's sub-advisory agreement as in effect from year to year. The Directors considered information about, among other things:

o the Sub-Adviser and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;
o the terms of the relevant advisory agreements (in this case, the New Sub-Advisory Agreement);
o the scope and quality of the services that the Sub-Adviser has been providing to the Portfolios;
o the investment performance of the Portfolios and of similar funds sub-advised by other sub-advisers;
o the advisory fee rates payable to the Sub-Adviser by the Adviser and by other funds and client accounts managed or sub-advised by the Sub-Adviser, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Portfolio's Sub-advisory fee schedule to the fee schedule for other funds managed or sub-advised by the Sub-Adviser that have investment objectives similar to the Portfolios');
o the total expense ratios of the Portfolios and of similar funds managed by other advisers;
o the Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios, and the brokers' and dealers' provision of brokerage and research services to the Sub-Adviser (see "Certain Brokerage Matters" below for more information about these matters); and
o compensation payable by the Portfolios to affiliates of the Sub-Adviser for other services (see Appendix D to this Proxy Statement for more information about this compensation); these services are expected to continue after the approval of the New Sub-Advisory Agreement.

         In addition to reviewing these types of information, which the Directors regularly consider on an annual or more frequent basis, the Directors gave particular consideration to matters relating to the possible effects on the Sub-Adviser and the Portfolios of the Acquisition. Among other things, the Directors considered:
     o the stated intention of Nvest and CDC AM that the Sub-Adviser will continue to have a high degree of managerial autonomy from its parent organizations and from other subsidiaries of Nvest;
     o the stated intention of Nvest, CDC AM and the Sub-Adviser that the Acquisition not change the investment approach or process used by the Sub-Adviser in managing the Portfolios;
     o representations of senior executives of the Sub-Adviser and the managers of the Portfolios that they have no intention of terminating their employment with the Sub-Adviser as a result of the Acquisition, and representations of the Sub-Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the Acquisition;
     o certain actions taken by CDC AM, Nvest and the Sub-Adviser to help retain and incent key personnel of Nvest and the Sub-Adviser; and
     o the general reputation and the financial resources of CDC AM and its parent organizations.

         In addition, the Directors considered that the agreement relating to the Acquisition provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser (including a sub-adviser such as the Sub-Adviser) or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Sub-Adviser's parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the Sub-adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the sub-adviser. (No changes in the current composition of the Directors are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions, or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the sub-adviser or any "interested person" of the sub-adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from, or on behalf of such investment company.

         After carefully considering the information summarized above, the Directors, including the Independent Directors, unanimously voted to approve the New Sub-Advisory Agreement for each Portfolio and to recommend that each Portfolio's shareholders vote to approve the New Sub-Advisory Agreement for their Portfolio.

     Information About the Ownership of the Sub-Adviser and the CDC AM/Nvest Transaction
     ---------------------------------------------------------------------------


     The Sub-Adviser is a limited partnership that has one general partner, Loomis Sayles & Company, Inc. (the "Sub-Adviser General Partner"). Robert J. Blanding is the principal executive officer of the Sub-Adviser. His principal occupation is Chairman and Chief Executive Officer of the Sub-Adviser. The address of the Sub-Adviser and the Sub-Adviser General Partner is One Financial Center, Boston, MA 02111. The address of Mr. Blanding is 555 California Street, San Francisco, CA 94104. The Sub-Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Sub-Adviser, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.


         On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Sub-Adviser and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

     The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Sub-Adviser and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Portfolio's shareholders of a New Sub-Advisory Agreement for their Portfolio, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. The transaction will result in the automatic termination of the Current Sub-Advisory Agreement. If for some reason the transaction does not occur, the automatic termination of the Current Sub-Advisory Agreement will not occur, and the New Sub-Advisory Agreement will not be entered into, even if they have been approved by the Portfolios' shareholders.

     As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56, rue de Lille, 75007 Paris, France. The registered address of CDC is 56, rue de Lille, 75007 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007 Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management-North America.

     Various personnel of Nvest and of its affiliates, including the Sub-Adviser, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit, as explained above).

     Certain Brokerage Matters

     In their consideration of the New Sub-Advisory Agreement, the Directors took account of the Sub-Adviser's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Portfolios, and the brokers' and dealers' provision of brokerage and research services to the Sub-Adviser. The Sub-Adviser has informed the Directors that it does not expect to change these practices as a result of the Acquisition of Nvest. The following is a summary of these practices.

     In placing orders for the purchase and sale of portfolio securities for each Portfolio, the Sub-Adviser always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of the Sub-Adviser, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

     The Sub-Adviser selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Sub-Adviser will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Portfolios will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

     Receipt of research services from brokers may sometimes be a factor in selecting a broker that the Sub-Adviser believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the Sub-Adviser's expenses. Such services may be used by the Sub-Adviser in servicing other client accounts and, in some cases, may not be used with respect to the Portfolios. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

Other Information

     Principal Underwriter's Address.
     --------------------------------

     The address of the principal underwriter of Maxim Series Fund is OneOrchard Equities, Inc., 8525 East Orchard Road, Englewood, Colorado 80111.

     Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports to shareholders have previously been mailed. You can obtain a copy of these Reports without charge by writing to Mr. Tim Dombrowsky, 8515 E. Orchard Road, Englewood, Colorado 80111 or by calling 1-800-537-2033, ext. 4538.

     Outstanding Shares and Significant Shareholders. Appendix E to this Proxy Statement lists for each Portfolio the total number of shares outstanding as of August 25, 2000 for each class of the Portfolio's shares entitled to vote at the Meeting. It also identifies holders of more than 5% of any class of shares of each Portfolio, and contains information about the shareholdings in the Portfolios of the Directors and the executive officers of the Portfolios.

     Information About Proxies and the Conduct of the Meeting

     Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund.

     Costs of Solicitation. All of the costs of the Meeting, including the costs of soliciting proxies, will be paid by the Sub-Adviser, Nvest or CDC AM. None of these costs will be borne by the Portfolios.

     Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted to approve the relevant New Sub-Advisory Agreement(s). You can revoke your proxy by sending a signed, written letter of revocation to the Secretary of the Funds, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

     Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). A majority of the shares of any Portfolio outstanding on the record date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Portfolio at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

     Required Vote. For each Portfolio, the vote required to approve the New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of that Portfolio that are present at the Meeting, if the holders of more than 50% of the shares of the Portfolio outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Portfolio outstanding on the record date. If the required vote is not obtained for any Portfolio, the Directors will consider what other actions to take in the best interests of the Portfolios.


     Adjournments; Other Business. If any Portfolio has not received enough votes by the time of the Meeting to approve the New Sub-Advisory Agreement, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Portfolio to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Portfolio that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Portfolio's New Sub-Advisory Agreement. They will vote against any such adjournment any proxy that directs them to vote against the New Sub-Advisory Agreement. They will not vote any proxy that directs them to abstain from voting on the New Sub-Advisory Agreement.


     The Meeting has been called to transact any business that properly comes before it. The only business that management of the Portfolios intends to present or knows that others will present is the approval of the New Sub-Advisory Agreement. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

     Shareholder Proposals at Future Meetings. The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Portfolios must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                       A-1
                                   Appendix A


-------------------------- ---------------------------- --------------------- ------------------------ -------------------------
-------------------------                                                     Description of           Date of Last Submission
                                                                              Director Action          of Current Sub-Advisory
                                                                              Regarding Current        Agreement for
                           Sub-Advisory Fee Rate        Date of Current       Sub-Advisory Agreement   Shareholder Approval
Name of Portfolio          Schedule                     Sub-Advisory          Since Beginning of       and Reason for
                                                        Agreement             Portfolio's Last         Submission
                                                                              Fiscal Year
-------------------------- ---------------------------- --------------------- ------------------------ -------------------------
-------------------------- ---------------------------- --------------------- ------------------------ -------------------------
Maxim Loomis Sayles        0.30% on all monies          August 30, 1996, as   Annual Renewal - April   December 28, 1995 -
Corporate Bond Portfolio                                amended November 1,   6, 2000                  change of control of
                                                        1996, February 14,                             Loomis, Sayles &
                                                        1997, December 5,                              Company, L.P.
                                                        1997 and May 1, 1999

-------------------------- ---------------------------- --------------------- ------------------------ -------------------------
-------------------------- ---------------------------- --------------------- ------------------------ -------------------------
Maxim  Loomis  Sayles  0.50% on First $10  million  August 30,  1996,  as Annual
Renewal - April December 28, 1995 - Small-Cap  Value Portfolio 0.45% on Next $15
million amended November 1, 6, 2000 change of control of
                           0.40% on Next $75 million    1996, February 14,                             Loomis, Sayles &
                           0.30% over $100 million      1997, December 5,                              Company, L.P.
                                                        1997 and May 1, 1999
-------------------------- ---------------------------- --------------------- ------------------------ -------------------------

                                   Appendix B


                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT (herein "the Agreement" or "this Agreement") made this day of , 2000 by and between G W Capital Management, LLC, a Colorado limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 ("the Adviser"), Loomis, Sayles & Company, L.P., a Delaware limited partnership registered as an investment adviser under the Investment Advisers Act of 1940 ("the Sub-adviser"), and Maxim Series Fund, Inc., a Maryland corporation ("the Fund"), this Agreement embodying the arrangement whereby the Sub-adviser will act as an investment adviser to the Maxim Loomis Sayles Corporate Bond Portfolio and the Maxim Loomis Sayles Small-Cap Value Portfolio of the Fund (the "Portfolios"), in conjunction with the Adviser, as follows:

                                    ARTICLE I
                                    Preamble

     The Fund entered into an Investment Advisory Agreement with the Adviser, a copy of which has been provided to the Sub-adviser. This advisory agreement and all amendments thereto are hereinafter referred to as "the GW Agreement". In the GW Agreement, the Adviser agreed to act as adviser to and manager of the Fund. In that capacity it agreed to manage the investment and reinvestment of the assets of any portfolio of the Fund in existence or created in the future and to administer the Fund's affairs. The Adviser wishes to obtain assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

                                   ARTICLE II
                            Duties of the Sub-adviser

         The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund ("the Board"), to manage the investment and reinvestment of the assets of the Portfolios and to administer its affairs, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         A.       Investment Sub-Advisory Services.

     In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section B hereof:
     (a) perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios;
     (b) consult with the Adviser and with the Board and furnish to the Adviser and the Board recommendations with respect to an overall investment plan for the Portfolios for approval, modification, or rejection by the Board;
     (c) seek out specific investment opportunities for the Portfolios consistent with an overall investment plan approved by the Adviser and the Board;
     (d) take such steps as are necessary to implement any overall investment plan approved by the Board for the Portfolios including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund's Registration Statement, management of investments and any other property of the Portfolios and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, consulting as appropriate with the Adviser;
     (e)  regularly  report to the  Adviser  and the Board  with  respect to the implementation of any approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;
     (f) communicate as appropriate to the Adviser the purchases and sales within the Portfolios;
     (g) arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;
     (h) report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved investment plan and any other activities in connection with management of the assets of the Portfolios;
     (i) maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios required to be maintained by Sub-adviser;
     (j) arrange with the Investment Operations Department of the Adviser an administrative process which permits the Adviser to appropriately reflect in its daily determination of unit values, the expenses that will be borne directly by the Portfolios and which are incurred as a result of providing investment management services to the Portfolios;
     (k) vote all shares held by the Portfolios.

         In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Fund, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

         It is understood that any information or recommendation supplied by the Sub-adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser in connection with the Portfolios.

         The Adviser will continue to provide all of the services described in the GW Agreement other than the services described above which have been delegated to the Sub-adviser in this Agreement.

         If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

         B. Limitations on Advisory Services. The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in its Registration Statement, as amended from time to time, filed with the Securities and Exchange Commission, its Articles of Incorporation and Bylaws, as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended.

         The Fund has furnished or will furnish the Sub-adviser with copies of the Fund's Registration Statement, Prospectus, Articles of Incorporation, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Sub-adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Sub-adviser will be entitled to rely on all documents furnished by the Fund.

                                   ARTICLE III
                         Compensation of the Sub-adviser

         A.       Investment Advisory Fee.

     The Adviser, and not the Fund, will pay on the last day of each month as monthly compensation to the Sub-adviser for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Article II of this Agreement, based on an annual percentage of the assets of the Portfolios (the "NAV Fee") according to the following schedule:

Maxim Loomis Sayles                 Maxim Loomis Sayles
Corporate Bond Portfolio            Small-Cap Value Portfolio
------------------------            -------------------------
NAV Fee                             Average Daily Net Asset            NAV Fee
-------                             -----------------------            -------
0.30% on all monies                 First $10 million                   .50000%
                                    Next $15 million                    .45000%
                                    Next $75 million                    .40000%
                                    Over $100 million                   .30000%

Payment to the Sub-adviser will be made monthly by the Adviser based on the average daily net assets of the Portfolios during each month, calculated as set forth in the then current Registration Statement of the Fund. If this Agreement is terminated, the payment shall be prorated to the effective date of termination.

         B. Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. These expenses include only the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolio).

         As described in the GW Agreement, the Fund and/or the Adviser pays all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses.

                                   ARTICLE IV
                      Portfolio Transactions and Brokerage

         The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with and supervision by the Adviser and the Fund's Board of Directors, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

         The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolios' orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

         The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

         Subject to the above requirements and compliance with the provisions of the Investment Company Act of 1940, the Securities and Exchange Act of 1934, other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

                                    ARTICLE V
                          Activities of the Sub-adviser

         The services of the Sub-adviser to the Fund under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholders or otherwise, and that directors, officers, employees or shareholders of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

         It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. The Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of the Sub-adviser or other entities advised by the Sub-adviser may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

         Securities held by the Portfolios may also be held by separate accounts or other mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

         It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

                                   ARTICLE VI
                         Effectiveness of the Agreement

     The Agreement shall not become effective (and the Sub-adviser shall not serve or act as hereunder) unless and until it is approved by the Board of Directors of the Fund including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and by a majority of the shareholders of each of the Portfolios; and this Agreement shall come into full force and effect on the date it is so approved. If so approved, the Sub-adviser will act as sub-adviser under the terms of the Agreement upon the consummation of the acquisition of the Sub-adviser's parent company, Nvest Companies, L.P., by CDC Asset Management.

                                   ARTICLE VII
                        Term of the Agreement; Amendment

         The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (a) by the vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding shares of each of the Portfolios, and (b) by the vote of a majority of the members of the Board, who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the terms of this Agreement. This Agreement:
     (a) shall not be terminated by the Sub-adviser without sixty days prior written notice;
     (b) shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on sixty days written notice to the Sub-adviser;
     (c) may be amended only by a written instrument signed by the Fund on behalf of , the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios; and
     (d) shall automatically terminate upon assignment by either party.

                                  ARTICLE VIII
                                  Recordkeeping

     The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records as are required to be maintained pursuant to said rules. The Sub-adviser also agrees that it will maintain all records and accounts regarding the investment activities of the Fund in a confidential manner; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors. All such accounts or records shall be made available, within five (5) business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice; provided, however, that the Sub-adviser shall be permitted to keep such records or copies thereof for such periods of time as are necessary to comply with the rules and regulations of the Securities and Exchange Commission or other applicable provisions of state or federal law. In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction.

                                   ARTICLE IX
                          Liability of the Sub-adviser

     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Sub-adviser or its officers, directors, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser, neither the Sub-adviser nor any of its officers, directors, employees, controlling persons, shareholders or any other person or entity affiliated with the Sub-adviser shall be subject to liability to the Fund or to any shareholder or the Adviser for any act or omission in the course of, or connected with, rendering services pursuant to this Agreement, including without limitation any error of judgment or mistake of law or for any loss suffered by the Fund or any shareholder in connection with the matters to which this Agreement relates. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund or any shareholder of the Fund may have under any federal securities laws. The Sub-adviser shall not be liable for the acts and omissions of any independent contractor used by it nor for those of any bank, trust company, broker or other person with whom or into whose hands any monies, shares of the Fund, or securities and investments may be deposited or come, pursuant to the provisions of this Agreement.

                                    ARTICLE X
                                 Indemnification

         Subject to Article IX, the Sub-adviser agrees and undertakes to hold the Adviser harmless and to indemnify and protect the Adviser from and against any and all lawsuits or other claims brought against the Adviser as a result of the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's officers and directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Sub-adviser or retained by it to perform or assist in the performance of its obligations under this Agreement; provided, however, that in no event is Sub-adviser's indemnity in favor of Adviser deemed to protect Adviser against any liability to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement or the GW Agreement.

         The Adviser agrees and undertakes to hold the Sub-adviser harmless and to indemnify and protect the Sub-adviser from and against any and all lawsuits or other claims brought against the Sub-adviser as a result of the activities of the Adviser under this Agreement and the GW Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement or the GW Agreement;
provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

                                   ARTICLE XI
                 Agreements, Representations and Indemnification
                         Related to Disclosure Documents

         A. The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents (as defined in Article XI.C. below). The Fund and the Adviser will provide the Sub-adviser with copies of all Disclosure Documents prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

         B. The Fund and the Adviser, jointly and severally, represent and warrant to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

         The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund has informed it is to be used, or which the Sub-adviser has acknowledged is to be used, in a particular Disclosure Document, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Statement.

         C. Notwithstanding Article X to the contrary, the Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers (each such person a "Sub-adviser Indemnified Party"), and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement or Prospectus, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

         If any action or proceeding (including any governmental investigation) shall be brought or asserted against the Sub-adviser Indemnified Party in respect of which indemnity may be sought from the Fund and the Adviser, the Sub-adviser Indemnified Party shall promptly notify the Fund and the Adviser in writing, and the Fund and the Adviser shall assume the defense thereof, including the employment of counsel satisfactory to the Sub-adviser and the payment of all expenses. The Sub-adviser Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of the Sub-adviser Indemnified Party unless (a) the Fund or the Adviser has agreed to pay such fees and expenses or (b) the Fund or the Adviser shall have failed to assume the defense of such action or proceeding and to employ counsel satisfactory to the Sub-adviser in any such action or proceeding or (c) the named parties to any such action or proceeding (including any impleaded parties) include both the Sub-adviser Indemnified Party and the Fund or the Sub-adviser Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to any of them which are different from or additional to those available to the Fund or the Adviser (in which case, if the Sub-adviser Indemnified Party notifies the Fund and the Adviser in writing that it elects to employ separate counsel at the expense of the Fund and the Adviser, the Fund and the Adviser shall not have the right to assume the defense of such action or proceeding on behalf of the Sub-adviser Indemnified Party), it being understood, however, that the Fund and the Adviser shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Sub-adviser Indemnified Party, which firm shall be designated in writing by the Sub-adviser. Neither the Fund nor the Adviser shall be liable for any settlement of any such action or proceeding effected without their written consent, but if settled with their written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Fund and the Adviser agree to indemnify and hold harmless the Sub-adviser Indemnified Party from and against any loss or liability by reason of such settlement or judgment. It is understood that neither the Fund nor the Adviser may settle on behalf of the Sub-adviser without the consent of the Sub-adviser.

         Notwithstanding Article X to the contrary, the Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended, or
Section 20 of the Securities Exchange Act of 1934, as amended, to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

         D. The agreements, representations and indemnification contained in this Article XI shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf of the Sub-adviser Indemnified Party or by or on behalf of the Fund or the Adviser, its directors and officers, or any person controlling the Fund or the Adviser or (b) any termination of this Agreement.

                                   ARTICLE XII
                                  Governing Law

     This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, including such exemptions therefrom as the Securities and Exchange Commission may grant. Words and phrases used herein shall be interpreted in accordance with that Act and those rules and regulations. As used with respect to the Portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the Investment Company Act of 1940, as amended, or the rules and regulations thereunder, such Act, rules and regulations shall control.

                                  ARTICLE XIII
                                  Severability

     If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

                                   ARTICLE XIV
                                  Counterparts

     This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                                   ARTICLE XV
                                   Non-Compete

         The Adviser and Sub-adviser acknowledge that, in the course of providing services under this Agreement, Sub-adviser may be introduced to current or prospective customers (hereinafter a "Customer") of the Fund or any affiliate of the Adviser and, as a result of such introduction may have access to or obtain information about such Customer. In the event said Customer ultimately utilizes the Fund or any affiliate of the Adviser as an investment product provider for any defined contribution plan offered by Customer, Sub-adviser agrees:

     (a) not knowingly to utilize any confidential information regarding the Customer and/or its employees' participation in such defined contribution plan(s) which Sub-adviser receives as a result of providing services under this Agreement in non-Fund business of the Sub-adviser of its affiliates;
     (b) not knowingly to attempt to contact the Customer without prior notification to the Adviser; and
     (c) not knowingly to attempt to sell any mutual funds affiliated with Sub-adviser directly to Customer on a stand-alone basis with the Portfolios are included either directly or indirectly in the Customer's defined contribution plan(s).

         In the event such Customer does not utilize the Fund or any affiliate of the Adviser as an investment product provider, Sub-adviser is not subject to any of the foregoing terms and conditions.

         For purposes of this Section XV, defined contribution plan shall mean 401(a), 401(k), 457 and 403(b) plans.

         For purposes of this Section XV, introduction shall mean inclusion of the Portfolios in the defined contribution product offered to that Customer's consideration.

The following  situations are not subject to the provisions of this Section XV:

     (a) Customer has a pre-existing relationship with Sub-adviser; or
     (b) Sub-adviser or any of its affiliate makes other funds available to another defined contribution plan product provider and that product provider bids on the Customer's case using publicly available information; or
     (c) no introduction to Customer is made.

                                   ARTICLE XVI
                                     Notices

     Any notice under this Agreement shall be in writing and shall be deemed given (a) upon person delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.



Witness:                                    G W CAPITAL MANAGEMENT, LLC


                                            By:
-------------------------                         ----------------------------

Name:                                                Name:
                                                     Title:
                                                     Address: 8515 East Orchard Road
                                                                       Englewood, CO  80111
                                                                       Attn:  General Counsel

Witness:                                    LOOMIS, SAYLES & COMPANY, L.P.


                                             By:
----------------------------                      -------------------------

Name:                                                Name:
                                                     Title:
                                                     Address: One Financial Center
                                                                       Boston, MA  02111
                                                                       Attn:  General Counsel

Witness:                                    MAXIM SERIES FUND, INC.


                                            By:
-----------------------------                     ------------------------

Name:                                                Name:
                                     Title:
                                                     Address: 8515 East Orchard Road
                                                                       Englewood, CO  80111
                                                                       Attn:  Secretary


                                   Appendix C

              Certain Other Mutual Funds Advised by the Sub-Adviser

The Sub-Adviser acts as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Portfolios', for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below.



-------------------------------------- --------------------------- ------------------- ------------------- -------------------------
Name of Portfolio                      Other Fund(s) with          Net Assets of                       Sub-Adviser's Relationship to
                                       Similar Objectives          Other Funds at      Fee Rate               Other Fund (Adviser or
                                                                   June 30, 2000                                        Sub-Adviser)
-------------------------------------- --------------------------- ------------------- ------------------- -------------------------
-------------------------------------- --------------------------- ------------------- ------------------- -------------------------
Maxim Loomis Sayles Corporate Bond     Loomis Sayles Funds-        $1,719,168,650      .60% of all assets                    Adviser
Portfolio                              Loomis Sayles Bond Fund

                                       Loomis Sayles Funds -
                                       Loomis Sayles Managed       $25,983,013         .30% of all asset                     Adviser
                                       Bond Fund

                                       Loomis Sayles Investment
                                       Trust -Loomis Sayles        $387,709,745        .50% of all assets                    Adviser
                                       Fixed Income Fund

                                       The Managers Funds-
                                       Managers Bond Fund          $39,775,657         .25% of all assets                Sub-adviser

-------------------------------------- --------------------------- ------------------- --------------------- -----------------------
-------------------------------------- --------------------------- ------------------- --------------------- -----------------------
Maxim Loomis Sayles Small Cap Value    Nvest Funds Trusut I        $7,979,795    .55% of the first $50 million           Sub-adviser
Portfolio                              -Nvest Star Advisers Fund                 .50% of the such assets in excess of $50 million
                                       (1 segment)
                                                                                .55% of the first $25 million            Sub-adviser
                                       New England Zenith Fund -   $450,024,818 .50% of the next $75 million
                                       Loomis Sayles Small Cap                  .45% of the next $100 million
                                       Series                                   .40% of amounts in excess of $200 million

                                                                                .75% of all assets(1)                        Adviser
                                       Loomis Sayles Funds -       $303,148,369
                                       Loomis Sayles Small Cap
                                       Value Fund
                                                                                .75% of all assets(2)                        Adviser
                                                                   48,858,202
                                       Loomis Sayles Investment
                                       Trust - Loomis Sayles
                                       Small Company Value Fund

-------------------------------------- --------------------------- ------------------- ---------------------------------------------

(1) For the Institutional, Retail and Admin shares of the fund, Loomis Sayles has undertaken to limit the expenses to the annual rate of 1.00%, 1.25% and 1.50%, respectively, through at least February 1, 2001.
(2) Loomis Sayles has undertaken to limit the fund expenses to an annual rate of .90% through at least February 1, 2001. For the nine months ended June 30, 2000, Loomis Sayles reimbursed the fund for expenses at an annual rate of approximately .27%.

                                       D-1
                                   Appendix D

---------------------- ------------------- ------------------- ------------------- ------------------- -------------------



                                                               Transfer Agency
                                                               and Shareholder                         Distribution and
                                                               Servicing Fees      Fees for Legal      Shareholder
                                           Administrative      Paid to             and Accounting      Servicing (12b-1)
                       Advisory Fee Paid   Fees Paid to        Sub-Advisers'       Services Paid to    Fees Paid to
                       to Sub-Adviser      Sub-Advisers'       Affiliates          Sub-Advisers'       Sub-Advisers'
Name of Portfolio                          Affiliates                              Affiliates          Affiliates
---------------------- ------------------- ------------------- ------------------- ------------------- -------------------
---------------------- ------------------- ------------------- ------------------- ------------------- -------------------

Maxim Loomis Sayles         $334,721               $0                  $0                  $0                  $0
Corporate Bond
Portfolio

---------------------- ------------------- ------------------- ------------------- ------------------- -------------------
---------------------- ------------------- ------------------- ------------------- ------------------- -------------------

Maxim Loomis Sayles         $216,434               $0                  $0                  $0                  $0
Small Cap Value
Portfolio

---------------------- ------------------- ------------------- ------------------- ------------------- -------------------




------------------- -------------------


Brokerage           Percentage of
Commissions on      Portfolio's Total
Portfolio's         Brokerage
Transactions Paid   Commissions Paid
to Sub-Advisers'    to Sub-Advisers'
Brokerage           Brokerage
Affiliates          Affiliates

------------------- -------------------
------------------- -------------------

        $0                  $0



------------------- -------------------
------------------- -------------------

        $0                  $0



------------------- -------------------

                                   Appendix E
                    Shares Outstanding and Entitled to Vote

For each Portfolio's shares entitled to vote at the Meeting, the number of shares outstanding as of August 25, 2000 was as follows:

------------------------------------------------------- -----------------------------------------------------
                                                        Number of Shares Outstanding
Name of Portfolio                                       and Entitled to Vote
------------------------------------------------------- -----------------------------------------------------


Maxim Loomis Sayles Corporate Bond Portfolio                           20,975,779.08
Maxim Loomis Sayles Small-Cap Value Portfolio                          5,146,394.45


Ownership of Shares


As of August 25, 2000, Maxim Series Fund believes that the Directors and officers of the Fund, as a group, owned less than one percent of shares of the Portfolio and of the Fund as a whole. As of August 25, 2000, the following persons owned of record or beneficially 5% or more of the noted class of shares of the noted Portfolio:


-------------------------------------------------------------------------------------------------------------

                                                           Percentage of Outstanding
Fund                             Shares Owned                  Shares Owned               Owner
-------------------------------------------------------------------------------------------------------------



Maxim Loomis Sayles             18,325,010.960                10.42%                FutureFunds Series
Corporate Bond Portfolio                                                            Account of GWL&A
                                131,078,127.680               74.56%                FutureFunds Series
    Account II of GWL&A

                                19,599,859.710                11.15%                TNE Series (k) Account

Maxim Loomis Sayles                 49,546,637.660            74.85%                FutureFunds Series Small-Cap
Value                                                                               Account II of GWL&A
Portfolio

                                6,638,545.700                 10.03%                TNE Series (k) Account


                                      PROXY
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                 THE MAXIM LOOMIS SAYLES CORPORATE BOND AND THE
                 MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIOS


The undersigned hereby appoints Beverly A. Byrne, David G. McLeod, and David T. Buhler, or any of them, to be the attorneys and proxies of the undersigned at the Special Meeting of Shareholders of the Maxim Loomis Sayles Corporate Bond Portfolio and the Maxim Loomis Sayles Small-Cap Value Portfolio (the "Portfolios") of the Maxim Series Fund (the "Fund") to be held at 8525 E. Orchard Rd., Englewood, Colorado, at 10:00 a.m. on October 20, 2000 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on August 25, 2000, upon the proposals below and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.


         ONLY SHAREHOLDERS OF THE MAXIM LOOMIS SAYLES CORPORATE BOND PORTFOLIO MAY VOTE ON PROPOSAL #1.

1)       PROPOSAL  TO APPROVE A NEW  SUB-ADVISORY  AGREEMENT  WITH  LOOMIS,  SAYLES & COMPANY,  L.P.  FOR THE MAXIM
         LOOMIS SAYLES CORPORATE BOND PORTFOLIO.

                             ] FOR                   [  ] AGAINST                       [  ] ABSTAIN

                                    (The Board of Directors recommends a vote FOR)


         ONLY SHAREHOLDERS OF THE MAXIM LOOMIS SAYLES SMALL-CAP VALUE PORTFOLIO MAY VOTE ON PROPOSAL #2.

2)       PROPOSAL TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH LOOMIS, SAYLES & COMPANY,  L.P. FOR THE MAXIM
         LOOMIS SAYLES CORPORATE BOND PORTFOLIO.


                           [  ] FOR                  [  ] AGAINST                       [  ] ABSTAIN

                                           (The Board of Directors recommends a vote FOR)

         3) In the discretion of the Board of Directors, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                             DIRECTORS OF THE FUND.


This Proxy may be revoked by the Shareholder (Contractowner) at any time prior to the Special Meeting.

     Please sign and date your Proxy and return promptly in the accompanying envelope.




Dated:                          , 2000
      --------------------------

                                  ----------------------------------------------
                                                      (Signature of Shareholder)